EXHIBIT 32

CERTIFICATION OF PERIODIC FINANCIAL REPORTS UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify that this Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained herein fairly presents, in all material respects, the financial condition and results of operations of Rayonier Inc.

/s/ W. L. NUTTER	/s/ GERALD J. POLLACK
W. L. Nutter	Gerald J. Pollack
Chairman, President and	Senior Vice President and
Chief Executive Officer	Chief Financial Officer

April 30, 2004

A signed original of this written statement required by Section 906 has been provided to Rayonier and will be retained by Rayonier and furnished to the Securities and Exchange Commission or its staff upon request.